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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                              NYMEX Holdings, Inc.
             (Exact name of registrant as specified in its charter)


                 Delaware                                     13-4098266
  (State of incorporation or organization)      (I.R.S. Employer Identification No.)


 One North End Avenue, World Financial Center,
               New York, New York                               10282-1101
    (Address of principal executive offices)                    (Zip Code)
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         Securities to be registered pursuant to Section 12(b) of the Act:


           Title of each class            Name of each exchange on which
            to be registered              each class is to be registered

         __________________________       _______________________________

         __________________________       _______________________________

         __________________________       _______________________________


         If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. / /

         If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. /X/

         Securities Act registration statement file number to which this form relates: 333-30332 (if applicable)

         Securities to be registered pursuant to Section 12(g) of the Act:

                                  Common Stock
                                (Title of class)
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         ITEM I. DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

         The description of the securities to be registered is contained in the Proxy Statement and Prospectus dated May 12, 2000, copies of which were electronically transmitted for filing with the Commission pursuant to Rule 424(b) on May 19, 2000, which forms a part of the Registrant's
         Registration Statement on Form S-4 (No. 333-30332), and is incorporated herein by reference.

         ITEM 2. EXHIBITS.

         2.2      Form of Agreement and Plan of Merger by and between New York
                  Mercantile Exchange, Inc., NYMEX Holdings, Inc. and NYMEX
                  Merger Sub, Inc. (incorporated herein by reference to Exhibit
                  2.2 of the Registrant's Registration Statement on Form S-4
                  (No. 333-30332)).

         3.1      Amended and Restated Certificate of Incorporation of the
                  Registrant (incorporated herein by reference to Exhibit 3.1 of the Registrant's Annual Report on Form 10-K for the year ended
                  December 31, 2000).

         3.1(a) Certificate of Amendment of Certificate of Incorporation of the Registrant dated April 9, 2001.


         3.2 Bylaws of the Registrant (incorporated herein by reference to Exhibit 3.2 of the Registrant's Registration Statement on Form
                  S-4 (No. 333-30332)).

         4.1      Form of specimen certificate for common stock.


                                    SIGNATURE

         Pursuant to the requirements of Section 12 of the Securities Exchange
         Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                              NYMEX HOLDINGS, INC.


                                              By:  /s/ CHRISTOPHER K. BOWEN
                                                   ------------------------
                                              Name:  Christopher K. Bowen
                                              Title:  Senior Vice President
                                                          and General Counsel



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